Exhibit
10.13

EMPLOYMENT  AGREEMENT
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     This  Employment  Agreement  ("Agreement")  is  made and entered into by DA
CONSULTING GROUP, INC., a Texas corporation, formerly known as DA International, Inc. (hereinafter the "Company") and VIRGINIA L. PIERPONT (hereinafter the "Employee").

     In consideration of the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the Company and Employee agree as follows:

     1.     EMPLOYMENT.  The  Company  employs  Employee  and  Employee  accepts
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employment  on  the  terms  and  conditions  set  forth  in  this  Agreement.

     2.     NATURE OF EMPLOYMENT.  Employee shall serve as Chairman of the Board
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of Directors.  As Chairman, Employee shall lead the Company's Board of Directors
(the "Board") in establishing the strategy and overall objectives of the Company and in reviewing the performance of the Company's management in pursuing such strategy and achieving such objectives. Employee shall abide by Company policies, procedures, and practices as they may exist and be in force from time to time.

     3.     COMPENSATION.
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          (a)     Salary.  Effective  4  April  2000 compensation for Employee's
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services  under  this  Agreement  initially  shall be One Hundred Fifty Thousand
Dollars ($150,000) per year, payable in equal monthly installments in arrears. The Employee's salary shall be reviewed annually by the Board (or the Committee thereof charged with establishing executive compensation, hereinafter, the "Committee") by January 1 of each year and may be increased in the Board's (or such Committee's) discretion, provided that such salary for any year shall not be reduced below the salary for the immediately preceding year.

          (b)     Reimbursement  of  Expenses.  The  Company  shall  reimburse
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Employee  for  all expenses reasonably incurred by her on behalf of the Company.
In addition, the Company shall reimburse Employee for all expenses incurred by her for her membership and participation in professional associations, continuing education, and maintenance of professional licenses.

     4.     TERM  OF  EMPLOYMENT.  Employee  shall  serve at the pleasure of the
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Board.  Employee  may  resign  at  any  time upon 90 days notice, and Employee's employment under this Agreement may be terminated at any time in the discretion of the Board, provided that the compensation and benefits described in Section 3 shall continue to be paid for 90 days following the Board's notice to Employee of her termination of employment under this Agreement. In the event of a change of control taking place and Employee's employment is terminated within 180 days of that event then the Employee will receive 180 days notice and continue to be compensated as described in Section 3 for that duration.


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     5.     COVENANT  NOT  TO  COMPETE.  Employee acknowledges that by virtue of
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her  employment  relationship,  she  shall  have  access  to  and  control  of confidential and proprietary information concerning the Company's business and that the Company's business depends, to a considerable extent, on the individual skills, efforts, and leadership of Employee. Accordingly and in consideration of the Company's commitments to Employee under this Agreement, Employee expressly covenants and agrees that during the term of this Agreement and for eighteen (18) months following the termination of her employment (unless such termination is by the Company without Cause or by the Employee for Good Reason), Employee will not, without the prior written consent of Company:

          (a) on Employee's own or another's behalf, whether as an officer, director, stockholder, partner, associate, owner, employee, consultant or otherwise, directly or indirectly:

               (i) solicit or do business which is the same, similar to, or otherwise in competition with the business engaged in by the Company, from or with persons or entities who are clients or customers of the Company, who were clients or customers of the Company at any time during the last year of Employee's employment with the Company, or to whom the Company had made proposals for business at any time during the last year of Employee's employment with the Company; or

               (ii) offer employment to, or otherwise solicit for employment, any employee or other person who had been employed by the Company during the last year of Employee's employment with the Company;

          (b) be employed (or otherwise engaged) in a management capacity by any person or entity that directly competes with the Company.

     Employee further acknowledges that the covenants contained in this Section 5 are reasonably necessary to protect the legitimate business interests of the Company and are reasonable with respect to scope, time, and territory and are described with sufficient accuracy and definiteness to enable her to understand the scope of the restrictions imposed on her. The terms and conditions of this
Section 5 shall survive expiration or termination of this Agreement or Employee's employment and shall not be affected by any change or modification of this Agreement unless specific reference is made to this Section 5.

     It is agreed that ownership, directly or indirectly, of not more than five percent (5%) of the issued and outstanding stock of a corporation, the shares of which are regularly traded on a national securities exchange or in the over-the-counter market, shall not be deemed to be in violation of this Section 5.


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     6.     REMEDIES.  Employee agrees that her breach or violation of Section 5
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(Covenant  Not to Compete), will result in immediate and irreparable harm to the
Company for which legal remedies would be inadequate. Therefore, in addition to any legal or other relief to which the Company may be entitled, the Company may seek legal and equitable relief, including but not limited to, preliminary and permanent injunctive relief.

     7.     EMPLOYEE  REPRESENTATION.  Employee represents and warrants that her
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employment  and  obligations  under  this  Agreement will not breach any duty or obligation  she  owes  to  another  person  or  entity.

     8.     COMPANY REPRESENTATION.  Company represents and warrants that it has
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no  obligation  which  would  prohibit  it  from entering into this Agreement or complying with its provisions and that it has the authority to enter into this Agreement.

     9.     WAIVER  OF BREACH.  The Company's or Employee's waiver of any breach
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of  a  provision  of this Agreement shall not waive any subsequent breach by the other  party.

     10.     ENTIRE AGREEMENT. This Agreement including any schedule, exhibit or
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attachment hereto:  (i) supersedes all other understandings and agreements, oral or written, between the parties with respect to the subject matter of this Agreement including any schedule, exhibit or attachment hereto; and (ii) constitutes the sole agreement between the parties with respect to this subject matter. Each party acknowledges that: (i) no representations, inducements, promises or agreements, oral or written, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement including any schedule, exhibit or attachment hereto; and (ii) no agreement, statement or promise not contained in this Agreement shall be valid. No change or modification of this Agreement shall be valid or binding upon the parties unless such change or modification is in writing and is signed by the parties.

     11.     SEVERABILITY.  If  a court of competent jurisdiction holds that any
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provision or sub-part thereof contained in this Agreement is invalid, illegal or unenforceable, that invalidity, illegality or unenforceability shall not affect any other provision in this Agreement. Additionally, if any of the provisions, clauses or phrases in Section 5 (Covenant Not to Compete) are held unenforceable by a court of competent jurisdiction, then the parties desire that they be "blue-penciled" or rewritten by the court to the extent necessary to render them enforceable.


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     12.     PARTIES  BOUND.  The  terms,  provisions,  covenants and agreements
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contained  in  this  Agreement  shall apply to, be binding upon and inure to the benefit of the Company's successors and assigns; however the Company may not assign this Agreement without the Employee's prior written consent.

     13.     GOVERNING  LAW.  This  Agreement  and  the  employment relationship
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created  by  it  shall  be  governed  by  Texas  law.


IN WITNESS WHEREOF, the parties have entered into this Agreement on the day and year written below.


                     /s/  Virginia  L.  Pierpont
                     Virginia  L.  Pierpont                   Date 12 October 00


                     DA  CONSULTING  GROUP,  INC.


                     By:  /s/  Robert Bolton VP HR for DACG    Date 4 April 2000



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